Exhibit 99.1

NASDAQ: CLBK June 7, 2019

SAFE HARBOR STATEMENT THIS CONTAINS FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD - LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD” OR SUCH AS “WILL”, “WOULD”, “SHOULD”, “COULD” OR “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD - LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD - LOOKING STATEMENTS AS A RESULT OF NUMEROUS FACTORS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS EXPRESSED IN THE FORWARD - LOOKING STATEMENTS: (I) THE BUSINESSES OF COLUMBIA AND STEWARDSHIP MAY NOT BE COMBINED SUCCESSFULLY, OR SUCH COMBINATION MAY TAKE LONGER THAN EXPECTED; (II) THE COST SAVINGS FROM THE MERGER MAY NOT BE FULLY REALIZED OR MAY TAKE LONGER THAN EXPECTED TO BE REALIZED; (III) OPERATING COSTS, CUSTOMER LOSS AND BUSINESS DISRUPTION FOLLOWING THE MERGER MAY BE GREATER THAN EXPECTED; (IV) GOVERNMENTAL APPROVALS OF THE MERGER MAY NOT BE OBTAINED, OR ADVERSE REGULATORY CONDITIONS MAY BE IMPOSED IN CONNECTION WITH GOVERNMENTAL APPROVALS OF THE MERGER OR OTHERWISE; (V) THE STOCKHOLDERS OF STEWARDSHIP MAY FAIL TO APPROVE THE MERGER; (VI) THE INTEREST RATE ENVIRONMENT MAY FURTHER COMPRESS MARGINS AND ADVERSELY AFFECT NEW INTEREST INCOME; (VII) THE RISKS ASSOCIATED WITH CONTINUED DIVERSIFICATION OF ASSETS AND ADVERSE CHANGES TO CREDIT QUALITY; AND (VIII) CHANGES IN LEGISLATION, REGULATIONS AND POLICIES. ADDITIONAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD - LOOKING STATEMENTS ARE DISCUSSED IN COLUMBIA’S AND STEWARDSHIP’S REPORTS (SUCH AS THE ANNUAL REPORT ON FORM 10 - K, QUARTERLY REPORTS ON FORM 10 - Q AND CURRENT REPORTS ON FORM 8 - K) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND AVAILABLE AT THE SEC’S INTERNET WEBSITE (WWW.SEC.GOV). ALL SUBSEQUENT WRITTEN AND ORAL FORWARD - LOOKING STATEMENTS CONCERNING THE PROPOSED TRANSACTION OR OTHER MATTERS ATTRIBUTABLE TO COLUMBIA AND STEWARDSHIP OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. EXCEPT AS REQUIRED BY LAW, COLUMBIA AND STEWARDSHIP DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD - LOOKING STATEMENT TO REFLECT CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE THE FORWARD - LOOKING STATEMENT IS MADE. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 1.

TRANSACTION SUMMARY • Columbia Financial, Inc. (“Columbia ” or “CLBK”) has agreed to acquire Stewardship Financial Corporation and its wholly - owned subsidiary Atlantic Stewardship Bank (collectively, “Stewardship” or “SSFN ”), a relationship - based community bank, for $137 million in cash • In - market acquisition with significant synergies available • Deploys excess capital with an attractive return on investment • Immediate earnings accretion and favorable earnback period with an acceptable level of tangible book value dilution • Consistent conservative credit culture • Our collective commitment to community • Stewardship tithes 10% of profits to support charitable causes • Columbia Bank Foundation, one of New Jersey’s largest charitable foundations, has committed to continue Stewardship’s mission 2.

KEY TRANSACTION TERMS Consideration & Structure Closing / Other Pricing Multiples Purchase Price per Share: Transaction Value: Consideration Type: • $15.75 • $137 million • 100% Cash Board Representation : • Paul Van Ostenbridge, SSFN’s CEO, to join CLBK’s Board of Directors • Customary regulatory approval and approval of SSFN’s shareholders • Q4 of 2019 • Comprehensive, using third party experts and covering approximately 60% of the commercial loan portfolio Price / Tang. Book Value: Price / LTM 3/31/2019: Core Deposit Premium: • 166.8% • 17.4x • 8.0% Required Approval : Due Diligence: Projected Closing: 3.

PRO FORMA FINANCIAL IMPACT Key Financial Assumptions Key Financial Metrics Cost Savings: Transaction Expenses: Gross Credit Mark: Assumed Tax Rate: • 48% (80% realization in 2020) • $14.0 million • $10.6 million, 1.4% of gross loans • 28%* Fiscal 2020 EPS Accretion: Fiscal 2021 EPS Accretion: TBV Per Share Impact at Close: TBV Earnback (Crossover Method): Pro Forma TCE / TA at Close: IRR: • 16.2% • 20.7% • 6.1% dilutive • ~ 4.6/5.0 years (Simple Method) • 12.2% • 19.4% * On May 15, 2019, the New Jersey Division of Taxation posted a technical correction to the New Jersey State Tax Law , which among other things requires that New Jersey Investment Companies and REITs file separate state tax returns for 2019. This change is expected to increase CLBK’s tax rate for 2019. The impact is presently being analyzed with tax advisors . 4.

OVERVIEW OF STEWARDSHIP FINANCIAL CORPORATION Branch Map Company Overview Headquarters: Midland Park, NJ Established: 1985 Branches: 12 Total Deposits: $783.6 Tang. Common Equity: $82.3 TCE / TA: 8.56% LTM Net Income: $7.9 LTM ROAA: 0.83% LTM ROAE: 10.08% LTM Efficiency Ratio: 69.76% NPA’s / Assets (Excl. TDRs): 0.18% Branch Overview ($000s) Note : Deposit data as of 6 / 30 / 2018 . $ in millions, financial data as of or through March 31, 2019 CITY DEPOSITS CITY DEPOSITS Midland Park 188,687 Ridgewood 48,928 Hawthorne 102,526 North Haledon 48,157 Wayne 96,578 Wayne 41,151 Pequannock 76,057 Montville 37,413 Wyckoff 62,813 Westwood 24,005 Waldwick 56,611 Morristown 9,695 5.

Non - Interest - Bearing Demand 16% Interest - Bearing Demand 29% Money Market Accounts 6% Savings & Club Deposits 11% Certificates of Deposit 38% PRO FORMA LOAN & DEPOSIT COMPOSITION * Excludes purchase accounting adjustments . Source : Data as of 3 / 31 / 2019 ; yields and costs for the three months ended 3 / 31 / 19 Total: $5.0B -- 4.25% Yield CLBK Stand Alone SSFN Stand Alone Pro Forma Total: $747.2MM -- 4.55% Yield Total: $5.7B -- 4.29% Yield Loan Mix Deposit Mix Total: $4.6B -- 1.23% Cost Total: $783.6MM -- 1.13% Cost Total: $5.4B -- 1.21% Cost * 6. Non - Interest - Bearing Demand 17% Interest - Bearing Demand 27% Money Market Accounts 8% Savings & Club Deposits 11% Certificates of Deposit 37% Non - Interest - Bearing Demand 22% Interest - Bearing Demand 21% Money Market Accounts 21% Savings & Club Deposits 10% Certificates of Deposit 26% C&D 1% Mortgage 11% Home Equity 5% CRE 68% C&I 15% C&D 6% Mortgage 33% Home Equity 7% CRE 46% C&I 8% C&D 6% Mortgage 37% Home Equity 8% CRE 42% C&I 7%

PRO FORMA FRANCHISE OVERVIEW Pro Forma Branch Map Headquarters: Fair Lawn, NJ Total Assets: $8.0 billion Gross Loans: $6.0 billion Total Deposits: $5.5 billion Pro Forma Summary Total Intangibles: $ 64.1 million Tang. Common Equity: $1.0 billion TCE / TA: 12.2% NPA’s / Assets (Excl. TDRs): 0.1% Note : Reflects estimated closing balance sheet at 12 / 31 / 2019 including estimated transaction adjustments and including mark - to - market adjustments . Columbia Financial, Inc . (50) Stewardship Financial Corporation (12) 7.

EARNINGS ACCRETION DETAILS ($ i n millions) FY 2020 FY 2021 Notes: CLBK Estimated Net Income $51.0 $55.1 2020 analyst consensus, adjusted for 28% tax rate , 2021 8% growth SSFN Estimated Net Income $7.4 $8.0 CLBK management Total Combined Net Income $58.4 $63.1 Transaction Adjustments: FY 2020 FY 2021 Cost Savings (80% in 2020, 100% in 2021) 9.0 11.6 48% cost savings Core Deposit Intangible Amortization (2.5) (2.3) CDI of $13.9MM, amortized over 10 yrs. SYD Mark - to - Market Amortization (1.0) (0.8) No credit mark accretion Sub Debt Redemption 0.3 1.0 Called August 2020 Forgone Interest on Cash (4.2) (4.4) Assumed rate of 2.75% Impact of Customer Attrition (0.4) (0.4) Total Transaction Adjustments 1.2 4.7 Tax Impact (0.3) (1.3) Assume 28% tax rate Total After - Tax Transaction Adjustments 0.9 3.4 CLBK Pro Forma Estimated Net Income $59.3 $66.5 % Accretion 16.2% 20.7% CLBK Cash Net Income Accretion $10.8 $13.7 Accretion plus CDI amortization 8.

TRANSACTION RATIONALE • Immediate double digit earnings accretion with 16.2% in 2020 and 20.7% in 2021 • Acceptable TBV dilution, with less than a 5 - year TBV earnback period (crossover method) • Unique opportunity to acquire a high quality bank with a community - based strategy and exceptional credit quality • Improvement in Columbia’s deposit market share position to 5th among New Jersey - based regional and community banks • Expansion of Columbia’s presence in attractive markets of northern New Jersey • Meaningful and achievable cost savings and the potential for revenue synergies • Supports Columbia’s strategic goals: • Accelerates balance sheet growth • Expands commercial business relationships • Increases low cost core deposits 9.